SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 08, 2005

Accredited Mortgage Loan Trust 2005-4

(Issuer with respect to Securities)

Accredited Home Lenders, Inc.

(Exact name of registrant as specified in its charter)

California	333-124435	33-0426859
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Accredited Mortgage Loan REIT Trust

(Exact name of co-registrant as specified in its charter)

Maryland	333-124435-01	35-2231035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Attention: General Counsel 15090 Avenue of Science San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (858) 676-2100

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

In connection with the offering of the Accredited Mortgage Loan Trust 2005-4, Asset Backed Notes, Series 2005-4 described in a Prospectus Supplement related to the offered notes, certain “Computational Materials” within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the “Related Computational Materials”).

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable.

(c)	Exhibits

Exhibit No.	Description

99.2	Related Computational Materials (as defined in Item 8.01 above).

99.3	Related Computational Materials (as defined in Item 8.01 above).

99.4	Related Computational Materials (as defined in Item 8.01 above).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCREDITED MORTGAGE LOAN TRUST 2005-4

By: Accredited Home Lenders, Inc.

By:	/s/ Charles O. Ryan
Name:	Charles O. Ryan
Title:	Securitization Coordinator

Dated: November 8, 2005

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EXHIBIT INDEX

Exhibit No.	Description

99.2	Related Computational Materials (as defined in Item 8.01 above).

99.3	Related Computational Materials (as defined in Item 8.01 above).

99.4	Related Computational Materials (as defined in Item 8.01 above).

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